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                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 14, 1997, incorporated by reference in NGC Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 (1996 Form 10-K), and our report dated
March 14, 1997, included in NGC Corporation's 1996 Form 10-K, and to all references to our Firm included in this Registration Statement.


                                                ARTHUR ANDERSEN LLP


Houston, Texas
May 27, 1997